UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)



          1-14244                                     84-1214736
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

                        GLAS-AIRE INDUSTRIES GROUP LTD.
                              145 TYEE DRIVE, #1641
                         POINT ROBERTS, WASHINGTON 98281
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

                 Item 1.01  Entry into a Material Definitive Agreement.........1

SECTION 2.   FINANCIAL INFORMATION.............................................2

SECTION 3.   SECURITIES AND TRADING MARKETS....................................2

                 Item 3.02  Unregistered Sales of Equity Securities............2

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................2
SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6.   ASSET BACKED SECURITIES...........................................2

SECTION 7.   REGULATION FD.....................................................3

SECTION 8.   OTHER EVENTS......................................................3

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS.................................3

SIGNATURES.....................................................................3

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On or about June 18, 2007 (the "Closing"), Environmental Service Professionals, Inc. (the "Company"), entered into a $615,000 senior secured convertible note with Boca Funding, LLC (the "Holder") in accordance with the 12% Senior Secured Convertible Note (the "Note"), a copy of which is attached to this Report as Exhibit 99.1, the Security Agreement, a copy of which is attached to this Report as Exhibit 99.2 (the "Security Agreement"), and the Subsidiary Guaranty, a copy of which is attached to this Report as Exhibit 99.3.

         Pursuant to the terms of the Note, the Company will pay interest to the Holder on the outstanding principal amount of the Note at a rate of 12% per annum, payable on July 18, 2007 and on the same day of each month thereafter.
The outstanding principal amount of the Note is payable on the earlier of December 18, 2007 or the date on which the Company sells shares of its common stock or common stock equivalents with an aggregate gross sale price of not less than $1,000,000 or issues indebtedness in a principal amount of not less than $1,000,000, or agrees to do any of the foregoing (a "Qualified Transaction"). The Company may not prepay any portion of the principal amount of the Note without the prior written consent of the Holder; provided, however, upon consummation of, and simultaneously with, a Qualified Transaction, the Company must prepay the Note in full (including any accrued interest up through the date of such prepayment), plus an amount, as an economic make-whole premium, equal to the interest that would have otherwise accrued at the interest rate hereunder on the principal amount of the Note from the date of prepayment through December 18, 2007 had such Qualified Transaction not occurred and such prepayment not been made.

         At any time after June 18, 2007 until the Note is no longer outstanding, the Note is convertible into shares of the Company's common stock ("Conversion Shares") at the option of the Holder, in whole or in part at any time and from time to time. The conversion price is equal to $0.58 per share, subject to adjustment for stock dividends, stock splits, and certain subsequent equity sales.

         In consideration of, and as an inducement for, the funding of the $615,000 of capital to the Company pursuant to the Note and Security Agreement, the Company issued to the Holder a warrant to purchase 275,000 shares of the Company's common stock at a purchase price of $0.01 per share exercisable for a period of five years, a copy of which is attached to this Report as Exhibit 99.4 (the "Warrant"), and 750,000 shares of the Company's common stock. The Closing Shares, shares of common stock underlying the Warrants, and Conversion Shares all have piggyback registration rights.

         On or about June 18, 2007, as additional inducement for the Holder to make the loan to the Company, each of the Company's wholly owned subsidiaries, National Professional Services Inc., Pacific Environmental Sampling, Inc., and Allstate Home Inspection & Environmental Testing, Ltd. (collectively, the "Subsidiaries"), entered into the Subsidiary Guaranty. Pursuant to the
Subsidiary Guaranty, the Subsidiaries agreed, jointly and severally, to guarantee to the Holder the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Company to the Holder, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise), including without limitation all obligations under the Note.

         On or about June 1, 2007, the Company entered into a Limited Consulting Contract, a copy of which is attached to this Report as Exhibit 99.5 (the "Contract"), with Clearvision, Inc. ("CVI") pursuant to which CVI agreed to provide media consulting services to the Company. The following is a summary of the media placement guarantees CVI agreed to provide for the Company during the six to twelve month term of the Contract: (1) air the Company's TV News

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Spotlight  and/or VNR (as those terms are defined in the  Contract),  as regular
(non-paid) programming and as sponsored (paid) programming, on national and local cable, satellite, and broadcast affiliates throughout the United States and Canada; (2) ensure at least 10,000 total airings of VNR and 15,000 total
airings  of  ad  clusters   generated  from  a  combination  of  cablecasts  and
broadcasts; (3) provide nationwide distribution of the TV Spotlight and/or VNR on one or more national networks such as CNN, MSNBC, FOX News Channel, CNBC, Dish Network and AMC; (4) ensure at least twelve interviews on national and/or local market television and radio talk shows during the first six month term of the campaign; (5) provide a minimum of 100 Newspaper Feature placements; (6) provide 200 Radio News Release ("RNR") placements; and (7) provide updates of the Company's headlining events in major financial/business E-newsletter sent to
over  650,000  opt-in   subscribers   including:   250,000+  financial  services
professionals, 50,000+ key corporate decision makers and 350,000+ investors.

         CVI also agreed to provide the following productions for the Company: one (1) B-Roll footage for May 18, 2007 Symposium in Palm Springs, California, a TV News Spotlight (as that term is defined in the Contract), a VNR (as that term is defined in the Contract), a corporate video (up to ten minutes), a tradeshow loop presentation, Internet streaming video, a Newspaper feature, a RNR, and a commercial advertisement.

         In consideration for providing the media consulting services to the Company, CVI will receive the following media consulting fee: (a) $100,000.00 in cash payable on the later of 60 days after the commencement date of this Agreement or on the date the Blackwater Capital funding occurs but in no case later than September 30, 2007, (b) 1,500,000 shares of restricted stock (the "Shares") to be released 500,000 Shares on each of June 30, 2007, September 30, 2007, and December 31, 2007, and (c) a warrant to be issued on December 31, 2007 to purchase one million (1,000,000) shares of the Company's common stock at an exercise price of seventy-five cents ($0.75) per share exercisable for a period of three years from the date of issuance (the "Warrant"). The shares underlying the Warrant and the Shares will have piggyback registration rights on the first available registration filing on Form SB-2, S-1 or S-3.

SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         See Item 1.01.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.

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


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  99.1 Senior Secured Convertible Note with Boca Funding, LLC, dated as of June 18, 2007.

                  99.2 Security Agreement between Boca Funding, LLC and the Company, dated as of June 18, 2007.

                  99.3 Guaranty Agreement by National Professional Services Inc., a Delaware corporation, Pacific Environmental Sampling, Inc., a California corporation, Allstate Home Inspection & Environmental Testing, Ltd., a Delaware corporation, in favor of Boca Funding, LLC, dated as of June 18, 2007.

                  99.4 Warrant Agreement between Boca Funding, LLC and the Company, dated as of June 18, 2007.

                  99.5 Limited Consulting Contract between Clearvision, Inc. and the Company, dated as of June 1, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                           -------------------------------------------
                           (Registrant)

Date:  June 20, 2007


                           /s/ Edward Torres
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer


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